UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant [  ]

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[   ] Definitive Proxy Statement
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[   ] Soliciting Material under Sec. 240.14a-12

PHAZAR CORP

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[PHAZAR CORP letterhead]

July 1, 2013

Dear Stockholder:

We recently sent you proxy material for the Special Meeting of Stockholders of PHAZAR CORP (“PHAZAR” or the “Company”) to be held on Tuesday, July 16, 2013 at 10:00 a.m. Central Time at the National Depository Office, located at 405 W. Loop 820 South, Suite 100, Fort Worth, Texas. At the Special Meeting, stockholders will be asked to consider and vote on the adoption of the Agreement and Plan of Merger, dated March 13, 2013, among PHAZAR, QAR Industries, Inc. (“Parent”) and Antenna Products Acquisition Corp, a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into PHAZAR (the “Merger”), with PHAZAR surviving the Merger as a private company wholly owned by Parent.

Our records indicated that we have not yet received your vote. The Merger Agreement must be adopted by the holders of a majority of the outstanding shares of the Company’s common stock.  As a result, not voting your shares will have the same effect as a vote against the Merger Agreement.  As stated in the proxy statement, a failure to adopt the Merger Agreement and complete the Merger will have the following ramifications:

●	You will lose the certainty provided by the Merger Agreement of receiving a fixed amount of cash consideration for your shares of $1.25 per share.

●
PHAZAR will likely need to take stringent cost-saving measures because of its continued poor financial condition and persistent operating losses. The Company anticipates that these measures will include deregistering as a public company and delisting PHAZAR’s stock from NASDAQ, which the Company estimates would save up to $200,000 to $250,000 in annual expenses.  It is expected that deregistration and delisting would have a significant and adverse impact on the liquidity of PHAZAR’s stock.

●
If PHAZAR’s operating losses continue, it could be unable to meet its obligations as they come due and be required to file for bankruptcy. The $500,000 loan to the Company from Parent will become due and payable on July 31, 2013, regardless of whether the Merger is completed by that date. It is unlikely that the Company will have sufficient cash to repay the loan when it comes due.  PHAZAR’s real estate assets are pledged to secure the loan and are at risk if the loan is not repaid in accordance with its terms.

PHAZAR’s Board of Directors, acting through its independent members, recommends that you vote FOR adoption of the Merger Agreement.  Please help us avoid the costs of further solicitation by taking a few moments to vote your shares today if you have not done so already.  Your vote is very important, regardless of the number of shares you own. For your convenience, we have enclosed a duplicate proxy card and instructions for voting by telephone or Internet that you may use to vote your shares.

If you have any questions or need any assistance voting your shares, please call Georgeson Inc., the Company’s proxy solicitor, toll-free at 1-800-790-6795. Thank you for your prompt attention to this very important matter.

Very Truly Yours,

/s/ Gary W. Havener

Gary W. Havener
Chairman of the Board

PHAZAR CORP
101 SE 25th Avenue
Mineral Wells, Texas 76067
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PHAZAR CORP FOR THE SPECIAL MEETING ON JULY 16, 2013
The undersigned hereby constitutes and appoints Gary W. Havener  and James Kenney his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of PHAZAR CORP held of record by the undersigned on June 3, 2013, at the Special Meeting of Stockholders to be held at 10:00 a.m. CDT at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas, on July 16, 2013, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified herein, as more fully described in the notice of the meeting dated June 4, 2013 and the proxy statement accompanying such notice.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, EXCEPT AS SET FORTH BELOW, THIS PROXY WILL BE VOTED (I) FOR THE APPROVAL OF THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MARCH 13, 2013, BY AND AMONG PHAZAR CORP, QAR INDUSTRIES, INC., A TEXAS CORPORATION, AND ANTENNA PRODUCTS ACQUISITION CORP., A DELAWARE CORPORATION AND WHOLLY-OWNED SUBSIDIARY OF QAR INDUSTRIES, INC., PURSUANT TO WHICH ANTENNA PRODUCTS ACQUISITION CORP. WILL MERGE INTO PHAZAR CORP WITH PHAZAR CORP SURVIVING AS A PRIVATE COMPANY WHOLLY-OWNED BY QAR INDUSTRIES, INC. AND (II) FOR THE APPROVAL OF A PROPOSAL TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR TIME, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.  IN ADDITION, THIS PROXY MAY BE VOTED  IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING.  THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO PROPERLY COME BEFORE THE SPECIAL MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT, YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

VOTE BY INTERNET: www.investorvote.com/ANTP	VOTE BY MAIL

VOTE BY PHONE: 1-800-652-VOTE (8683)
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PHAZAR CORP, Proxy Services, c/o Computershare Investor Services, P O Box 43101, Providence RI.  02940-5067

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PHAZAR CORP
Vote on Proposals					For	Against	Abstain

Proposal 1 — Approval of the adoption of the Agreement and Plan of Merger, dated as of March 13, 2013, by and among PHAZAR CORP, QAR Industries, Inc., a Texas corporation, and Antenna Products Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of QAR Industries, Inc., pursuant to which Antenna Products Acquisition Corp. will merge with and into PHAZAR CORP with PHAZAR CORP surviving as a private company wholly-owned by QAR Industries, Inc.

Proposal 2 — Approval of a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.
					☐ ☐	☐ ☐	☐ ☐

Note:  Please mark, date and sign this proxy card and return it. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

		Yes	No
Please indicate if you plan to attend this meeting.		☐	☐

Signature	Date			Signature (Joint Owners)	Date